UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016

Viking Investments Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1330 Avenue of the Americas, Suite 23 A, New York, NY	10019
(Address of principal executive offices)	(zip code)

(212) 653-0946

(Registrant’s telephone number, including area code)

____________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

RBSM LLP:

(i)	On October 28, 2016, we informed RBSM LLP (“RBSM”) of our intent to engage another independent registered public accounting firm for fiscal responsibility purposes and, as a result, we dismissed RBSM as our independent registered public accounting firm. RBSM had been engaged to review our Forms 10-Q for the periods ending March 31, 2016 and June 30, 2016.

(ii)	RBSM has not issued a report on our financial statements.

(iii)	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv)	During the years ended December 31, 2015 and 2014, and the interim periods through October 28, 2016, there have been no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that RBSM is aware of or were made known to RBSM, which disagreements if not resolved to the satisfaction of RBSM would have caused them to make reference thereto in a report on our financial statements.

(v)	We have authorized RBSM to respond fully to the inquiries of the successor accountant.

(vi)	During the years ended December 31, 2015 and 2014, and the interim period through October 28, 2016, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K that RBSM is aware of or were made known to RBSM.

(vii)	We provided a copy of the foregoing disclosures to RBSM prior to the date of the filing of this report and requested that RBSM furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

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(a)(2) New independent registered public accounting firm:

MOHLE ADAMS LLP:

On October 28, 2016, we engaged Mohle Adams, LLP (“Mohle”) of Dallas, Texas, as our new independent registered public accounting firm. During the fiscal years ended December 31, 2015 and 2014, and prior to October 28, 2016 (the date of the new engagement), we had not consulted with Mohle regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Mohle concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

The exhibits listed in the following exhibit index are filed as part of this Current Report on Form 8-K:

16.1	Letter from RBSM dated November 14, 2016, regarding Change in Certifying Accountant (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Investments Group, Inc.

Dated: November 14, 2016	By:	/s/ James Doris
James Doris
CEO & Director

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